UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 9, 2006
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
Registrant’s telephone number, including area code (571) 434-5400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On January 9, 2006, NeuStar, Inc. issued a press release announcing revenue guidance for 2006 and announcing transaction volumes under its number portability contracts for 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 7.01.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of NeuStar, Inc. dated January 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc. (Registrant)

Date: January 9, 2006	By:	/s/ Jeffrey Babka

	Name:	Jeffrey Babka
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
No.	Description of Exhibit
99.1	Press release of NeuStar, Inc. dated January 9, 2006